Item 77G
Defaulted Securities

Sec ID                    05544UAA3
Port ID                   MW20
Cusip                     05544UAA3
Sec Type Code             025N
Sec Type Name             CMO 25 DAY DELAY
Sec Name - Long           BHN I MORTGAGE FUND, SERIES 1997-2, CLASS A1
Par                       13,760.00
Cost                      13406.23
Market Value              688
Default Date              2/1/2008

Sec ID                    05544UAC9
Port ID                   MW20
Cusip                     05544UAC9
Sec Type Code             020N
Sec Type Name             CMO 0 DAY DELAY
Sec Name - Long           BHN I MORTGAGE FUND, SERIES 1997-2, CLASS A2
Par                       2,500.00
Cost                      2,413.61
Market Value              125
Default Date              2/1/2008

Sec ID                    10075GAJ2
Port ID                   MW50
Cusip                     10075GAJ2
Sec Type Code             132N
Sec Type Name             BANK LOAN
Sec Name - Long           BOSTON GENERATING, LLC, 1ST LIEN TERM LOAN
Par                       254,344.47
Cost                      214,955.30
Market Value              -
Default Date              9/22/2011

Sec ID                    10075GAJ2
Port ID                   MW80
Cusip                     10075GAJ2
Sec Type Code             132N
Sec Type Name             BANK LOAN
Sec Name - Long           BOSTON GENERATING, LLC, 1ST LIEN TERM LOAN
Par                       107,166.42
Cost                      107,166.42
Market Value              -
Default Date              9/22/2011

Sec ID                    BKL000110
Port ID                   MW50
Cusip                     LN319708
Sec Type Code             132N
Sec Type Name             BANK LOAN
Sec Name - Long           MACH GEN 2ND PIK TERM LOAN
Par                       38,282,349.30
Cost                      36,208,284.71
Market Value              22,076,090.96
Default Date              3/5/2014

Sec ID                    BKL000110
Port ID                   MW80
Cusip                     LN319708
Sec Type Code             132N
Sec Type Name             BANK LOAN
Sec Name - Long           MACH GEN 2ND PIK TERM LOAN
Par                       1,244,154.71
Cost                      1,201,423.10
Market Value              717,460.48
Default Date              3/5/2014